UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22979

Goldman Sachs MLP and Energy Renaissance Fund

(Exact name of registrant as specified in charter)

200 West Street

New York, NY 10282

(Address of principal executive offices) (Zip code)

Copies to:
Stephen H. Bier, Esq.
Caroline Kraus, Esq.	Allison M. Fumai, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Closed-End Fund Semi-Annual Report May 31, 2023 MLP and Energy Renaissance Fund Liquidation of the Goldman Sachs MLP Energy and Renaissance Fund After the end of the Reporting Period, Goldman Sachs Asset Management, investment adviser for the Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) announced that the Fund’s Board of Trustees, at the recommendation of Goldman Sachs Asset Management, approved a plan of liquidation and dissolution for the Fund. After careful consideration, it was concluded that liquidating the Fund was the best path forward in order to realize value to shareholders. The Fund fixed the close of business on July 10, 2023 (the “Liquidation Date”) as the effective date for determining the shareholders of the Fund who would be entitled to receive liquidating distributions. It was anticipated that liquidating distributions would begin to be paid after the close of business on the Liquidation Date. The Fund’s last day of trading on the New Stock Exchange was July 5, 2023, after which time there will be no secondary market for the Fund’s shares.

Goldman Sachs MLP and Energy Renaissance Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

PORTFOLIO RESULTS

Goldman Sachs MLP and Energy Renaissance Fund

Investment Objective and Principal Investment Strategy

The Fund seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in master limited partnership (“MLP”) and other energy investments. The Fund intends to selectively use leverage to seek to achieve its investment objective. It concentrates its investments in the energy sector, with an emphasis on midstream MLP investments. Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs and other energy investments. The Fund’s MLP investments may include, but are not limited to, MLPs structured as limited partnerships (“LPs”) or limited liability companies (“LLCs”); MLPs that are organized as LPs or LLCs, but taxed as “C” corporations; equity securities that represent an indirect interest in an MLP issued by an MLP affiliate, including institutional units and MLP general partner or managing member interests; “C” corporations whose predominant assets are interests in MLPs; MLP equity securities, including MLP common units, MLP subordinated units, MLP convertible subordinated units and MLP preferred units; private investments in public equities issued by MLPs; MLP debt securities; and other U.S. and non-U.S. equity and fixed income securities and derivative instruments that provide exposure to the MLP market, including pooled investment vehicles that primarily hold MLP interests and exchange-traded notes. The Fund’s other energy investments may include equity and fixed income securities of U.S. and non-U.S. companies other than MLPs that (i) are classified by a third party as operating within the oil and gas storage, transportation, refining, marketing, drilling, exploration or production sub-industries or (ii) have at least 50% of their assets, income, sales or profits committed to, or derived from, the exploration, development, production, gathering, transportation (including marine), transmission, terminal operation, processing, storage, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products, coal, electricity or other energy sources, energy-related equipment or services.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Energy and Infrastructure Team (the “Team”) discusses the Goldman Sachs MLP and Energy Renaissance Fund’s (the “Fund”) performance and positioning for the six-month period ended May 31, 2023 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s cumulative total return based on its net asset value (“NAV”) was -3.84%. The Fund’s cumulative total return based on market price was -3.00% for the same period. By way of reference, the Alerian MLP Index[1] had a cumulative total return of 0.39% during the Reporting Period. As of May 31, 2023, the Fund’s NAV was $15.67, and its market price was $12.78.

Q	What was the Fund’s current distribution rate at the end of the Reporting Period?

A

During the Reporting Period, the Fund declared two quarterly distributions. On February 10, 2023, the Fund declared a quarterly distribution of $0.22 per share, a 10% increase from the $0.20 per share quarterly distribution on November 11, 2022. A second quarterly distribution of $0.24 per share was announced on May 12, 2023, representing a 9% increase over the previous $0.22 per share quarterly distribution. The increased distributions, in our view, reflect the energy market’s improving fundamentals as well as the Fund’s cash flow generation. On May 31, 2023, the Fund’s current annualized distribution rate based on its NAV was 6.13%, and the Fund’s current annualized distribution rate based on its market price was 7.51%.

[1]

Source: Alerian. The Alerian MLP Index is the leading gauge of energy infrastructure MLPs. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). It is not possible to invest directly in an unmanaged index.

1

PORTFOLIO RESULTS

Q	How did energy-related equities overall perform during the Reporting Period?

A

During the Reporting Period, broad-based macro uncertainty, driven by rising interest rates and investor concerns around banking sector stress, drove volatility across asset classes, including energy-related equities. Energy infrastructure master limited partnerships (“MLPs”), as measured by the Alerian MLP Index, produced a total return of 0.39% during the Reporting Period. The broader midstream sector,[2] as measured by the Alerian Midstream Energy Index[3] (AMNA) (which includes both energy MLPs and “C” corporations), recorded a total return of -8.23% during the same period. The broad midstream sector, as represented by the Alerian US Midstream Energy Index (AMUS),[4] returned -6.36%, outperforming the broader U.S. energy sector, as measured by the S&P 500® Energy Select Sector Index (IXE)[5], which returned -14.31% during the Reporting Period.

During the Reporting Period, the prices of energy commodities declined. In crude oil markets, the price of West Texas Intermediate fell 15.47%. Global recession fears weighed on market sentiment given that economic weakness has historically led to decreased demand for crude oil. Additionally, Russian crude oil and refined products supply was better than consensus expected during the Reporting Period despite the imposition of numerous Western sanctions following Russia’s 2022 invasion of Ukraine. In natural gas markets, prices dropped significantly, with U.S. Henry Hub[6]

[2]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity). Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.

[3]

Source: Alerian. The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return (AMNA) and on a total-return (AMNAX) basis. It is not possible to invest directly in an unmanaged index.

[4]

The Alerian US Midstream Energy Index is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMUS) and on a total-return basis (AMUSX). It is not possible to invest directly in an unmanaged index.

[5]

The S&P 500® Energy Sector Index (IXE) comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard (GICS®) energy sector. GICS is a method for assigning companies to a specific economic sector and industry group that best defines its business operations. It is not possible to invest directly in an unmanaged index.

[6]	Henry Hub is a natural gas pipeline located in Erath, Louisiana, that is the pricing point for natural gas futures contracts on the New York Mercantile Exchange.

prices down 67.30% and Europe’s Title Transfer Facility (“TTF”)[7] prices down 81.22% during the Reporting Period overall. Prices were pressured by a historically mild winter season and adequate natural gas storage, particularly in Europe, to meet demand amid the warmer than expected weather. Europe’s conservation efforts also put natural gas storage levels in both Europe and the U.S. well above historical average levels. Meanwhile, constrained liquefied natural gas export capacity in the U.S. was exacerbated by an outage at the Freeport liquefied natural gas export terminal. This facility, which generally accounts for more than two billion cubic feet per day of capacity, came back online in early 2023 after being out of service due to a fire since early June 2022.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund’s performance was hampered by weakness in commodity prices and in energy-related equities broadly as well as by poor security selection.

In terms of exposures, the Fund’s positions in the gathering and processing and the liquefaction subsectors[8] detracted from returns. The gathering and processing subsector was hurt by declining crude oil prices during the Reporting Period given that this subsector is closer to the wellhead and therefore tends to be more sensitive to commodity price movements. The liquefaction subsector suffered amid falling global natural gas prices. On the positive side, the Fund was helped by its positions in the petroleum pipeline transportation and the marketing wholesale subsectors. The petroleum pipeline transportation subsector benefited from these companies’ contracted cash flow streams and their relatively lesser exposure to commodity prices. Merger and acquisition activity, wherein certain companies were acquired at premiums versus their market price, further bolstered the petroleum pipeline transportation subsector. Within the marketing wholesale subsector, retail and distribution companies performed well during the Reporting Period as they tend to do when commodity prices decline and profit margin dynamics become favorable.

[7]	The TTF is a virtual trading point for natural gas, located in the Netherlands, that oftentimes serves as a pricing proxy for the overall European liquid natural gas import market.
[8]	Sector and subsector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

2

PORTFOLIO RESULTS

Q	What individual holdings detracted from the Fund’s performance during the Reporting Period?

A

During the Reporting Period, DT Midstream, Inc.; Cheniere Energy, Inc. and Cheniere Energy Partners, L.P. detracted from the Fund’s performance. All three stocks suffered amid the weakness in the macro natural gas environment. The three companies are also “C” corporations, which generally traded in line with the broader U.S. energy sector and were under comparatively more pressure than energy MLPs during the Reporting Period.

The Fund’s leading detractor was DT Midstream, Inc. (DTM), an owner, operator and developer of natural gas midstream interstate pipelines. The company focuses on intrastate and gathering lateral pipelines, storage, gathering systems and compression, treatment and surface facilities. Weak U.S. natural gas prices and reduced activity in the Haynesville Shale fueled negative investor sentiment for DTM’s stock.

Global liquefied natural gas prices, along with lower margins on marketing cargoes, drove weak investor sentiment for Cheniere Energy, Inc. (LNG) and Cheniere Energy Partners, L.P. (CQP) during the Reporting Period. LNG is a producer of liquefied natural gas that, between its two terminals on the U.S. Gulf Coast, has more than 40 million tons per year of liquefied natural gas export capacity. CQP, through its subsidiaries, provides liquefied natural gas to integrated energy companies, utilities and energy trading companies worldwide. CQP owns and operates natural gas liquefaction and export facility at the Sabine Pass liquefied natural gas production terminal located in Louisiana.

Q	What individual holdings added to the Fund’s performance during the Reporting Period?

A	The Fund was aided most during the Reporting Period by its investments in Magellan Midstream Partners, L.P.; Plains All American Pipeline, L.P. and DCP Midstream, LP.

The Fund’s top positive contributor was Magellan Midstream Partners, L.P. (MMP), which is primarily involved in the storage, transportation and distribution of refined petroleum products. Shares of MMP rose during the Reporting Period on news the company would be acquired by ONEOK, Inc. (OKE), a leading midstream service provider that owns one of the nation’s premier natural gas liquids systems, in a stock plus cash transaction of an approximately 22% premium over MMP’s closing stock price on May 12, 2023.

Plains All American Pipeline, L.P. (PAA) owns and operates midstream energy infrastructure and provides logistics services for crude oil and other hydrocarbons. PAA performed well during the Reporting Period, as the company beat consensus expectations for both fourth quarter 2022 and first quarter 2023 earnings. In addition, we believe market speculation about consolidation in the midstream energy sector may have bolstered the performance of companies, such as PAA, that are perceived to be acquisition targets. Finally, PAA is likely to benefit, in our view, from rising volumes in the Permian Basin given the company is a key provider in the area.

DCP Midstream, LP (DCP), one of the largest natural gas gatherers in North America and a top producer and primary marketer of natural gas liquids, added further to the Fund’s returns during the Reporting Period. In January 2023, DCP agreed to be acquired by its parent company Phillips 66 (PSX) for $41.75 per unit in cash, which is about 20% higher than PSX’s original August 2022 offer of $34.75 per unit.

Q	Were there any notable purchases or sales during the Reporting Period?

A

During the Reporting Period, the Fund participated in the initial public offering (“IPO”) of Atlas Energy Solutions, which transports frac sand. In our view, the frac sand business has strong long-term growth potential, and the IPO offered the opportunity to add a Fund position at an attractive entry price.

The Fund made no notable sales during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	How did the Fund use leverage during the Period?

A

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund, and it reserves the right to obtain leverage to the extent permitted by the Investment Company Act of 1940.

At the beginning of the Reporting Period, the Fund held leverage representing 9.61% of its managed assets through a fixed/floating rate margin loan facility with a major financial

3

PORTFOLIO RESULTS

institution. We generally maintained a constant level of leverage during the course of the Reporting Period. Overall, the use of leverage detracted from the Fund’s performance during the Reporting Period. On May 31, 2023, the margin facility represented 10.71% of the Fund’s managed assets. As a reminder, the Fund’s use of leverage is intended to seek higher price returns, not to pay higher than market yields.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A

Effective January 11, 2023, Ganesh V. Jois no longer served as a portfolio manager for the Fund. As of the same date, Akif Irfan began serving as a portfolio manager for the Fund, joining Kyri Loupis and Matthew Cooper. By design, all investment decisions for the Fund are performed within a team structure, with multiple subject matter experts. This strategic decision making has been a cornerstone of our approach and helps ensures continuity in the Fund. At the end of the Reporting Period, the portfolio managers of the Fund were Kyri Loupis, Matthew Cooper and Akif Irfan.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we intended to continue to manage the Fund consistent with stated objectives.

After the end of the Reporting Period, the Fund’s Board of Trustees, at the recommendation of GSAM, approved a plan of liquidation and dissolution for the Fund. The Fund fixed the close of business on July 10, 2023 (the “Liquidation Date”) as the effective date for determining the shareholders of the Fund who would be entitled to receive liquidating distributions. It was anticipated that liquidating distributions would begin to be paid after the close of business on the Liquidation Date. The Fund’s last day of trading on the New Stock Exchange was July 5, 2023, after which time there will be no secondary market for the Fund’s shares.

4

FUND BASICS

Goldman Sachs MLP and Energy Renaissance Fund

as of May 31, 2023

FUND SNAPSHOT

As of May 31, 2023

Net Asset Value (NAV)[1]	$15.67

Market Price[1]	$12.78

Premium (Discount) to NAV[2]	(18.44)%

Leverage[3]	10.71%

Distribution Rate — NAV[4]	6.13%

Distribution Rate — Market Price[4]	7.51%

[1]

The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus any other assets, less any liabilities, by the number of Fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]

The premium/discount to NAV is calculated as the market price divided by the NAV of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund’s use of leverage through a credit facility is calculated as a percentage of the Fund’s Managed Assets. Managed Assets are defined as total assets of the Fund (including assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

[4]

The Distribution Rate is calculated by annualizing the most recent distribution amount declared divided by the most recent closing Market Price or NAV. The Distribution Rate is subject to change and is not an indication of Fund performance. A portion of the Fund’s distributions will likely be treated for tax purposes as a return of capital. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. The final determination regarding the nature of the distributions will be made after the end of the Fund’s fiscal year when the Fund can determine its earnings and profits. The final tax status of the distribution may vary substantially and will be made available to shareholders after the close of each calendar year. The proportion of distributions that are treated as taxable distributions may also vary and/or increase in future years. The ultimate composition of these distributions may vary due to a variety of factors including projected income and expenses, depreciation and depletion, and any tax elections made by the underlying MLP investments.

PERFORMANCE REVIEW

	Fund Total
	Return	Fund Total Return
December 1, 2022–May 31, 2023	(based on NAV)[5]	(based on Market Price) [5]

Common Shares	-3.84%	-3.00%

[5]

Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. The Total Returns based on NAV and Market Price do not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation includes all management fees, interest expense (if any) and operating expenses incurred by the Fund. Operating expenses include custody, accounting and administrative services, professional fees, transfer agency fees, registration, printing and mailing costs and Trustee fees. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment returns and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com/CEF to obtain the most recent month-end returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

5

FUND BASICS

TOP TEN HOLDINGS AS OF 5/31/23 ‡

Holding	% of Net Assets	Line of Business

Energy Transfer LP	10.8%	Pipeline Transportation | Natural Gas
Magellan Midstream Partners LP	9.8	Pipeline Transportation | Petroleum
Enterprise Products Partners LP	8.1	Pipeline Transportation | Natural Gas
The Williams Cos., Inc.	8.0	Gathering + Processing
MPLX LP	7.8	Gathering + Processing
Targa Resources Corp.	7.0	Gathering + Processing
Plains All American Pipeline LP	6.8	Pipeline Transportation | Petroleum
Western Midstream Partners LP	6.1	Gathering + Processing
Cheniere Energy, Inc.	6.0	Other | Liquefaction
DCP Midstream LP	4.6	Gathering + Processing

‡	The top 10 holdings may not be representative of the Fund’s future investments.

FUND SECTOR ALLOCATIONS *

*

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. As a result of borrowings, the percentages may add to an amount in excess of 100%. Sector allocations are defined by GSAM and may differ from sector allocations used by the Alerian MLP Index.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Schedule of Investments May 31, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 109.3%

Gathering + Processing – 39.2%
202,738	Crestwood Equity Partners LP	$5,202,257
256,329	DCP Midstream LP	10,660,723
548,975	EnLink Midstream LLC*	5,357,996
90,488	Hess Midstream LP Class A	2,523,710
539,613	MPLX LP	17,990,698
234,568	Targa Resources Corp.	15,962,352
638,133	The Williams Cos., Inc.	18,288,892
552,101	Western Midstream Partners LP	13,935,029

		89,921,657

Integrated – 3.3%
74,331	Exxon Mobil Corp.	7,595,142

Marketing | Retail – 0.2%
26,430	Suburban Propane Partners LP	403,586

Marketing | Wholesale – 5.4%
16,932	CrossAmerica Partners LP	307,485
401,848	Kinder Morgan, Inc. Class A	6,473,772
132,381	Sunoco LP	5,691,059

		12,472,316

Other – 1.2%
41,285	Atlas Energy Solutions, Inc. Class A	644,872
65,836	Kinetik Holdings, Inc. Class A	2,141,645

		2,786,517

Other | Liquefaction – 7.0%
49,041	Cheniere Energy Partners LP	2,179,872
98,687	Cheniere Energy, Inc.	13,793,482

		15,973,354

Pipeline Transportation | Natural Gas – 22.4%
178,360	DT Midstream, Inc.	8,108,246
1,998,423	Energy Transfer LP	24,780,445
731,341	Enterprise Products Partners LP	18,524,867

		51,413,558

Pipeline Transportation | Petroleum – 26.0%
32,298	Delek Logistics Partners LP	1,737,632
250,482	Enbridge, Inc.	8,816,967
66,783	Holly Energy Partners LP	1,146,664
374,935	Magellan Midstream Partners LP	22,574,836
131,838	NuStar Energy LP	2,152,915
255,211	Pembina Pipeline Corp.	7,725,237

1,201,438	Plains All American Pipeline LP	15,522,579

		59,676,830

Shares	Description	Value

Common Stocks – (continued)

Power Generation – 2.0%
28,964	Ameren Corp.	$2,348,112
91,361	Atlantica Sustainable Infrastructure PLC	2,208,195

		4,556,307

Production + Mining | Hydrocarbon – 2.6%
16,553	Chesapeake Energy Corp.	1,245,613
45,441	Devon Energy Corp.	2,094,830
12,570	Pioneer Natural Resources Co.	2,506,961

		5,847,404

TOTAL COMMON STOCKS (Cost $243,717,299)		$250,646,671

Shares	Dividend Rate	Value

Investment Company(a) – 1.7%

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,945,217	5.003%	$3,945,217
(Cost $3,945,217)

TOTAL INVESTMENTS – 111.0% (Cost $247,662,516)		$254,591,888

BORROWINGS – (12.0)%		(27,500,000)

OTHER ASSETS IN EXCESSS OF OTHER LIABILITIES – 1.0%		2,223,258

NET ASSETS – 100.0%		$229,315,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
* Non-income producing security. (a) Represents an affiliated fund.

Investment Abbreviations:
LLC —Limited Liability Company LP —Limited Partnership PLC —Public Limited Company

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Assets and Liabilities May 31, 2023 (Unaudited)

Assets:

Investments in unaffiliated issuers, at value (cost $243,717,299)	$250,646,671

Investments in affiliated issuers, at value (cost $3,945,217)	3,945,217

Cash	1,202,572

Foreign currencies, at value (cost $4,989)	4,956

Receivables:

Investments sold	8,036,876

Current taxes	1,287,744

Dividends	182,632

Prepaid state and local franchise taxes	47,382

Other assets	2,670

Total assets	265,356,720

Liabilities:

Payables:

Borrowings on credit facility	27,500,000

Investments purchased	7,663,165

Interest on borrowing	286,231

Management fees	222,154

Excise taxes on fund share repurchases	70,396

Accrued expenses	299,628

Total liabilities	36,041,574

Net Assets:

Paid-in capital	1,252,954,250

Total distributable earnings (loss)	(1,023,639,104)

NET ASSETS	$229,315,146

Shares Outstanding $0.001 par value (unlimited shares authorized):	14,637,707

Net asset value per share:	$15.67

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Operations For the Six Months Ended May 31, 2023 (Unaudited)

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $ 54,603)	$9,496,256

Dividends — affiliated issuers	24,818

Less: Return of Capital on Dividends	(7,722,796)

Total investment income	1,798,278

Expenses:

Management fees	1,342,223

Interest on borrowings	791,279

Professional fees	336,294

Excise taxes on fund share repurchases	70,396

Printing and mailing costs	51,037

Custody, accounting and administrative services	46,028

Trustee fees	22,024

Transfer Agency fees	9,100

Other	53,411

Total operating expenses, before taxes	2,721,792

Less — expense reductions	(846)

Net operating expenses, before taxes	2,720,946

NET INVESTMENT LOSS, BEFORE TAXES	(922,668)

Current and deferred tax benefit	3,327

NET INVESTMENT LOSS, NET OF TAXES	(919,341)

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	21,328,407

Foreign currency transactions	(799)

Current and deferred tax expense	(76,899)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(33,822,005)

Foreign currency translation	488

Current and deferred tax benefit	121,947

Net realized and unrealized loss, net of taxes	(12,448,861)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,368,202)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2023 (Unaudited)	For the Fiscal Year Ended November 30, 2022

From operations:

Net investment loss, net of taxes	$ (919,341)	$ (1,583,749)

Net realized gain, net of taxes	21,250,709	22,952,555

Net change in unrealized gain (loss), net of taxes	(33,699,570)	55,190,112

Net increase (decrease) in net assets resulting from operations	(13,368,202)	76,558,918

Distributions to shareholders:

From distributable earnings	(6,804,337)	(11,478,495)

From share transactions:

Cost of shares repurchased as a result of the Share Repurchase Program	(8,960,641)	(11,039,343)

Net decrease in net assets resulting from share transactions	(8,960,641)	(11,039,343)

TOTAL INCREASE (DECREASE)	(29,133,180)	54,041,080

Net assets:

Beginning of period	258,448,326	204,407,246

End of period	$229,315,146	$258,448,326

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Statement of Cash Flows For the Six Months Ended May 31, 2023

Increase/(Decrease) in cash – Cash flows provided by operating activities:

Net decrease in net assets from operations	$(13,368,202)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by/(used in) operating activities:
Payments for purchases of investments in securities	(140,000,787)
Proceeds from sales of investments	151,747,069
Corporate actions purchases and sales, net	1,688,921
Purchases of short term investments, net	(3,627,859)
Return of capital on dividends	7,722,796
(Increase) Decrease in Assets:
Receivable for investments sold	(8,036,876)
Receivable for dividends	63,147
Receivable for current taxes	(152,259)
Other assets	(2,168)
Increase (Decrease) in Liabilities:
Payable for investments purchased	7,658,575
Payable for fund shares repurchased	(180,807)
Management fees payable	(11,301)
Interest on borrowings payable	66,808
Excise taxes on fund share repurchases	70,396
Accrued expenses	(398,706)
Net realized gain (loss) on:
Investments	(21,328,407)
Foreign cash transactions	799
Net change in unrealized gain (loss) on:
Investments	33,822,005
Assets and liabilities denominated in foreign currencies	(488)

Net Cash provided by operating activities	15,732,656

Cash flows used in financing activities:

Cash distributions paid	(15,798,321)

Net cash used in financing activities	(15,798,321)

NET DECREASE IN CASH	$(65,665)

Cash:

Beginning of period	1,273,193

End of period	$1,207,528

Supplemental disclosure:

Cash paid for interest and related fees	$724,471
Cash paid for income taxes	(152,259)

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs MLP and Energy Renaissance Fund
	Six Months Ended May 31, 2023 (Unaudited)		Year Ended November 30,
			2022	2021		2020	2019	2018

Per Share Data*

Net asset value, beginning of period	$16.88		$12.62	$9.80		$37.08	$52.20	$54.45

Net investment loss(a)	(0.06)		(0.10)	(0.14	)(b)	(4.06)	(1.08)	(1.35)

Net realized and unrealized gain (loss)	(0.76)		4.93	3.48		(21.31)	(8.28)	4.86

Total from investment operations	(0.82)		4.83	3.34		(25.37)	(9.36)	3.51

Distributions to shareholders from net investment income	(0.46)		(0.73)	(0.65)		—	(0.18)	(3.87)

Distributions to shareholders from return of capital	—		—	—		(1.91)	(5.58)	(1.89)

Total distributions	(0.46)		(0.73)	(0.65)		(1.91)	(5.76)	(5.76)

Fund Shares Transactions from Share Repurchase Program	0.07		0.16	0.13		—	—	—

Net asset value, end of period	$15.67		$16.88	$12.62		$9.80	$37.08	$52.20

Market price, end of period	$12.78		$13.64	$10.44		$7.69	$35.28	$47.79

Total return based on net asset value(c)	(3.84)%		41.35%	36.93%		(70.47)%	(18.85)%	6.31%

Total return based on market price(c)	(3.00)%		38.15%	44.36%		(75.64)%	(15.66)%	3.86%

Net assets, end of period (in 000s)	$229,315		$258,448	$204,407		$168,793	$327,684	$460,938

Ratio of total expenses to average net assets before interest expense and tax benefit/(expenses)	1.54	%(e)	1.52%	1.74%		2.21%	1.77%	1.65%

Ratio of net expenses to average net assets after interest expense and tax benefit/(expenses)(d)	1.88	%(e)	2.01%	2.07%		26.26%	2.78%	3.46%

Ratio of net expenses to average net assets after interest expense and before tax benefit/(expenses)	1.87	%(e)	1.81%	1.83%		26.27%	3.48%	2.88%

Ratio of net investment loss to average net assets(f)	(0.76	)%(e)	(0.66)%	(1.17)%		(25.67)%	(2.09)%	(2.28)%

Portfolio turnover rate(g)	52%		79%	248%		61%	69%	61%

Asset coverage, end of period per $1,000(h)	$9,339		$10,398	$10,085		$—	$2,618	$2,983

*	On April 13, 2020, the Fund effected a 9-for-1 reverse share split. All per share data prior to April 13, 2020 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.23% of average net assets.
(c)

Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss), and realized and unrealized gains (losses).
(e)	Annualized with the exception of tax expenses/(benefit) and interest expense (including breakage fees).
(f)	Current and deferred tax expense/benefit for the ratio calculation is derived from the net investment income (loss) only.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher. On September 25, 2020, Goldman Sachs MLP and Energy Renaissance Fund acquired all of the net assets of Goldman Sachs MLP Income Opportunities Fund pursuant to an Agreement and Plan of Reorganization. Portfolio turnover excludes purchases and sales of securities by Goldman Sachs MLP Income Opportunities Fund (acquired fund) prior to the reorganization date.

(h)	Calculated by dividing the Fund’s Managed Assets by the amount of borrowings outstanding under the credit facility at period end.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements May 31, 2023 (Unaudited)

1. ORGANIZATION

The Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”). The Fund was organized as a Delaware statutory trust on July 7, 2014. The shares of the Fund are listed on the New York Stock Exchange (“NYSE”) and trade under the symbol “GER”.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, net of any foreign withholding taxes, and less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Distributions to Shareholders — While the Fund seeks to distribute substantially all of the Fund’s distributable cash flow received as cash distributions from MLPs, interest payments received on debt securities owned by the Fund and other payments on securities owned by the Fund, less Fund expenses, in order to permit the Fund to maintain more stable quarterly distributions, the distributions paid by the Fund may be more or less than the amount of net distributable earnings actually earned by the Fund. These distributions could include a return of a shareholder’s invested capital which would reduce the Fund’s NAV. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

E.  Excise Taxes – The Fund is subject to federal excise taxes on share redemptions occurring after December 31, 2022 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is equal to one-percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value), as determined on a taxable year basis. The Fund accrues excise taxes at the time it records share repurchases and these amounts are reflected on the Statement of Operations.

13

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued) May 31, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income. The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss, regardless of whether the MLPs make distributions to the Fund.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/ losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency, and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset. Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of NAVs and financial statement reporting. In addition, sales of MLP investments will result in allocations to the Fund of taxable ordinary income or loss and capital gain or loss, each in amounts that will not be reported to the Fund until the following year, in magnitudes often not readily estimable before such reporting is made. The portion of gain on a disposition of an MLP equity security that is taxed as ordinary income under the Code will be recognized even if there is a net taxable loss on the disposition.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

14

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent

15

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued) May 31, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of May 31, 2023:

MLP and Energy Renaissance Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock(a)

MLPs

North America	$145,334,357	$—	$—

Corporations

Europe	2,208,195	—	—

North America	103,104,119	—	—

Investment Company	3,945,217	—	—

Total	$254,591,888	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the six months ended May 31, 2023, the Fund reevaluated its blended state income tax rate, increasing the rate from 0.87% to 1.13% due to an anticipated change in state apportionment of income and gains. The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$(2,817,481)	21.00%

State income taxes, net of federal benefit	(151,607)	1.13%

Change in estimated deferred tax rate	(595,155)	4.44%

Effect of permanent differences	(191,678)	1.43%

Net operating loss expiration	3,002,248	(22.38)%

Capital Loss Carryforward Expiration	557,142	(4.15)%

Change in Valuation Allowance	148,156	(1.10)%

Total current and deferred income tax expense/(benefit), net	$(48,375)	0.37%

16

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

4. TAXATION (continued)

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. At May 31, 2023, components of the Fund’s deferred tax assets and liabilities were as follows:

Deferred tax assets:

Federal net operating loss carryforward — see table below for expiration	$5,892,053

State net operating loss carryforward	908,156

Capital loss carryforward (tax basis) — see table below for expiration	63,079,195

Other tax assets	128,120

Valuation Allowance	(61,230,503)

Total Deferred Tax Assets	$8,777,021

Deferred tax liabilities:

Book vs tax partnership income to be recognized	$(5,089,320)

Net unrealized gain on investment securities (tax basis)	(3,687,701)

Total Deferred Tax Liabilities	$(8,777,021)

Net Deferred Tax Asset/(Liability)	$—

At May 31, 2023, the Fund had net operating loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

Expiration	Amount

November 30, 2036	$658,154

November 30, 2037	15,671,951

November 30, 2038	10,122,513

Indefinite	1,604,772

The Tax Cuts and Jobs Act (“TCJA”) was signed into law on December 22, 2017. The TCJA made modifications to the net operating loss (“NOL”) deduction. The TCJA eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization.

The Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under TCJA, to tax years ending November 30, 2022 and beyond.

At May 31, 2023, the Fund had capital loss carryforwards, subject to expiration and limitation based on the fiscal year generated, as follows:

Expiration	Amount

November 30, 2024	$48,417,248

November 30, 2025	236,622,044

17

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued) May 31, 2023 (Unaudited)

4. TAXATION (continued)

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded the following valuation allowances as of May 31, 2023:

Goldman Sachs MLP and Energy Renaissance Fund	$61,230,503

For the six months ended May 31, 2023, components of the Fund’s current and deferred tax expense/(benefit) are as follows:

	Current	Deferred	Total

Federal	$—	$645,553	$645,553

State	(48,375)	(793,709)	(842,084)

Valuation Allowances	—	148,156	148,156

Total	$(48,375)	$—	$(48,375)

At May 31, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Tax Cost	$214,924,763

Gross unrealized gain	59,233,631

Gross unrealized loss	(19,566,506)

Net unrealized gain	$39,667,125

Any difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sales and timing differences related to the tax treatment of partnership investments.

For the six months ended May 31, 2023, the Fund’s distributions are estimated to be comprised of 100% from taxable income and 0.00% return of capital. Shareholders will be informed of the final tax characterization of the distributions in February 2024. The Fund’s tax years ended November 30, 2019 through November 30, 2022 remain open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Fund’s Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of the Fund’s average daily managed assets for the six months ended May 31, 2023. Managed assets are defined as total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of all accrued liabilities (other than liabilities representing indebtedness for investment purposes).

The Fund invests in the Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Money Market Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as investment adviser to the affiliated Underlying Money Market Fund in which the Fund invests. For the six months ended May 31, 2023, GSAM waived $846 of the Fund’s management fees.

18

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Other Transactions with Affiliates — For the six months ended May 31, 2023, Goldman Sachs earned $42,038 in brokerage commissions from portfolio transactions on behalf of the Fund.

The table below shows the transactions in and earnings from investments in all affiliated funds as of and for the six months ended May 31, 2023:

Underlying Fund	Beginning Value as of November 30, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of May 31, 2023	Shares as of May 31, 2023	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional shares	$317,358	$14,157,379	$(10,529,520)	$3,945,217	3,945,217	$24,818

C. Financing Agreement – The Fund has entered into an evergreen fixed/floating rate margin loan facility (the “Credit Facility”) with a major U.S. financial institution. The Credit Facility provides for borrowings in an aggregate amount up to $30,000,000. Borrowings under the Credit Facility, which are secured by certain assets of the Fund, bear interest subject to the Fund’s election of fixed rate and/or floating rate borrowings. The interest rates for the fixed rate borrowings are based on the lender’s internal fixed rates plus a mutually agreed-upon spread. The interest rates for the floating rate borrowings are based on variable rates plus market spreads. The Fund also pays an unused commitment fee of 0.20% per annum. Interest is accrued daily and paid quarterly. Under the terms of the Credit Facility, in the event of an early termination of any fixed rate borrowing, the Fund will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs (“Breakage Fees/Expenses”). For the six months ended May 31, 2023, the Fund did not have any Breakage Fees.

The Fund had borrowings from December 1, 2022 through May 31, 2023. During this period the Fund had an average outstanding balance and weighted average annual interest rate of $27,500,000 and 5.673%, respectively. As of May 31, 2023, there was $27,500,000 of outstanding borrowings under the Credit Facility at a weighted average annual interest rate of 6.127%.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended May 31, 2023, were $140,000,786 and $151,628,319, respectively.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Leverage Risk — The Fund may use leverage to seek to achieve its investment objective. The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return. The use of leverage may impact the Fund’s ability to declare dividends and distributions; the Fund is generally not permitted to declare cash dividends or other distributions unless, at the time of such declaration, the value of the Fund’s assets, less liabilities other than the principal amount of borrowings, is at least 300% of such principal amount (after

19

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued) May 31, 2023 (Unaudited)

7. OTHER RISKS (continued)

deducting the amount of such dividend or distribution). This prohibition does not apply to privately arranged debt that is not intended to be publicly distributed (i.e., the Fund’s Credit Facility, as discussed above). Under the terms of the Credit Facility, in the event of an early termination of any fixed rate borrowing, the Fund will receive or pay any gain or loss associated with the lender’s interest rate hedge, which could be material in certain circumstances, as well as any related termination costs.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market and Credit Risks — An investment in the Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Your shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may utilize leverage, which magnifies the market risk.

Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. The Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stocks, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

MLP Tax Risk. MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

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GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

7. OTHER RISKS (continued)

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the energy sector), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk. Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations, and the Fund will also be subject to state and local income taxes.

Tax Estimation/NAV Risk. In calculating the Fund’s daily NAV, the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. Upon the Fund’s sale of its interest in an MLP, the Fund may be liable for previously deferred taxes. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses, capital loss carryforwards, and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, and such modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Notes to Financial Statements (continued) May 31, 2023 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share Repurchase Program — At meetings held on December 2, 2020 and April 19, 2022, the Board of Trustees of the Fund approved two share repurchase programs for the Fund (the “Prior Repurchase Programs”). Under each Prior Repurchase Program, the Fund was authorized to repurchase in the open market, up to $10 million of its outstanding common shares, if such shares were trading at a discount to NAV per share in excess of 10%, subject to certain conditions and in accordance with procedures approved by the Fund’s Board of Trustees. The share repurchases under the Prior Repurchase Programs were completed on June 17, 2021 and on October 20, 2022, respectively. At a meeting held on November 10, 2022, the Board of Trustees of the Fund approved another share repurchase program effective from November 10, 2022 through November 10, 2023 (the “Current Repurchase Program”). Under the Current Repurchase Program, the Fund is authorized to repurchase in the open market, up to $10 million of its outstanding common shares, if such shares are trading at a discount to NAV per share in excess of 10%, subject to certain conditions and in accordance with procedures approved by the Fund’s Board of Trustees. The share repurchases under the current repurchase program were completed on May 1, 2023. The number of shares repurchased and their total costs for the six months ended May 31, 2023 and the fiscal year ended November 30, 2022 are reported in the table below.

Share activity is as follows:

	MLP and Energy Renaissance Fund

	For the Six Months Ended May 31, 2023 (Unaudited)		For the Fiscal Year Ended November 30, 2022

	Shares	Dollars	Shares	Dollars
Common Shares

Shares repurchased as a result of the Share Repurchase Program	(677,512)	$(8,960,641)	(879,185)	$(11,039,343)

10. SUBSEQUENT EVENTS

At a meeting held on June 6-7, 2023, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Fund approved a proposal to liquidate the the Fund. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund was liquidated on July 10, 2023 (“Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board.

The Fund may pay more than one liquidating distribution. if the amount of cash or cash equivalents set aside by the Fund to pay the amount of its tax liabilities exceeds the amount of the Fund’s tax liability as finally determined, the Fund may pay such excess amount to shareholders of record on the Liquidation Date. Other than the above, Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan for the Fund, dividends and/or distributions to a shareholder will automatically be reinvested in additional shares of the Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s shares will be reinvested by the Plan Agent, as agent for shareholders in administering the Plan, in additional shares, as set forth below. Participation in the Dividend Reinvestment Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent will open an account for each shareholder under the Dividend Reinvestment Plan in the same name in which such shareholder is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Dividend Reinvestment Plan will receive cash and Participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding shares on the open market (“Open- Market Purchases”) on the NYSE or elsewhere.

If, on the payment date for any Dividend (the “Dividend Payment Date”), the NAV per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued Shares on behalf of the Participants. The number of Newly Issued Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the Dividend Payment Date, provided that, if the NAV is less than or equal to 95% of the closing market price on the Dividend Payment Date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the Dividend Payment Date. If, on the Dividend Payment Date, the NAV per share is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in shares acquired on behalf of the Participants in Open-Market Purchases. During the Open Market Purchase Period (as defined below), the Plan Agent will purchase shares only if the market price of the shares plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) is lower than the NAV per share as of the previous business day. Such Open-Market Purchases shall continue on each successive business day until the entire Dividend amount has been invested pursuant to Open-Market Purchases; provided, however, that if (a) the market discount shifts to a market premium, or (b) the Open Market Purchases have not been completed by the “Last Purchase Date” (as defined below), the Plan Agent will cease making Open-Market Purchases and shall invest the entire uninvested portion of the Dividend amount in Newly Issued Shares in the manner contemplated above.

The term “Last Purchase Date” shall mean the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the Dividend Payment Date, whichever is sooner.

Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Fund will pay quarterly Dividends.

The Plan Agent maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent’s name or the Plan Agent’s nominee. Each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for shares held under the Dividend Reinvestment Plan in accordance with the instructions of the Participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Dividend Reinvestment Plan.

Any stock dividends or split of shares distributed by the Fund on shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for each Participant under the Dividend Reinvestment Plan will be added to other shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each Participant will pay a per share (currently $0.05) fee incurred in connection with Open Market Purchases. If a Participant elects by telephone, Internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her shares and remit the proceeds to the Participant, the Plan Agent is authorized to deduct a $15 sales transaction fee per trade and a per share fee of $0.12 from such proceeds. All per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

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GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

If a Participant elects by telephone, Internet or written notice to the Plan Agent to have the Plan Agent sell all or a part of his or her shares and remit the proceeds to the Participant, the Plan Agent will process all sale instructions received no later than five (5) business days after the date on which the order is received. Such sale will be made through the Plan Agent’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In each case, the price to each Participant shall be the weighted average sale price obtained by the Plan Agent’s broker net of fees for each aggregate order placed by the Plan Agent and executed by the broker. To maximize cost savings, the Plan Agent will seek to sell shares in round lot transactions. For this purpose, the Plan Agent may combine a Participant’s shares with those of other selling Participants.

Each Participant may withdraw shares or terminate his or her account under the Plan by so notifying the Plan Agent by telephone, through the internet or in writing prior to the dividend record date (each such notification, a “Termination Notice”). Such Termination Notice will be effective immediately so long as the Plan Agent receives a Termination Notice prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares and a check for the cash adjustment of any fractional share at the market value per share as of the close of business on the day the termination is effective less any applicable fee.

Upon receipt of a Dividend by a Participant, the Participant will be treated for federal income tax purposes as receiving a taxable distribution. As such, the automatic reinvestment of Dividends does not relieve Participants of any taxes which may be payable (or required to be withheld) on Dividends, even though no cash is received by the Participants. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Dividend Reinvestment Plan, Participants should consult with their own tax advisors.

The Fund reserves the right to amend or terminate the Dividend Reinvestment Plan upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. There is no direct transaction fee to Participants with regard to purchases in the Dividend Reinvestment Plan; however, the Fund reserves the right to amend the Dividend Reinvestment Plan to include a transaction fee payable by the Participants. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Fund.

All correspondence from a registered owner of shares concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A, P.O. 505000, Louisville, KY 40233, with overnight correspondence being directed to the Plan Agent at Computershare Trust Company, N.A, 462 South 4th Street, Suite 1600, Louisville, KY 40202; by calling 855-807-2742; or through the Plan Agent’s website at www.computershare.com/investor. Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the Dividend Reinvestment Plan to their broker or nominee.

Fund Certification — The Fund is listed for trading on the NYSE. The Fund will continue to file their annual chief executive officer certifications regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting.

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GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You. The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies. We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies. We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information. If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

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GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

The Annual Meeting (the “Meeting”) of the Goldman Sachs MLP and Energy Renaissance Fund (the “Fund”) was held on March 23, 2023 to consider and act upon the proposal below. At the Meeting, Linda A. Lang and James A. McNamara were elected Class II Trustees to the Board of Trustees of the Fund.

The shareholders of the Fund voted as follows:

Proposal Election of Trustees	For	Against/Withhold	Abstain

Linda A. Lang	10,132,854	2,646,082	0

James A. Mcnamara	10,054,272	2,724,663	0

In addition to the individuals named above, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener continued to serve on the Board of Trustees of the Fund. Ms. Lang resigned from the Board of Trustees of the Fund on June 7, 2023.

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FUNDS PROFILE

Goldman Sachs Closed-End Fund

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.41 trillion in assets under management as of March 31, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs asset under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUND
MLP and Energy Renaissance Fund

                                     THE GOLDMAN SACHS ADVANTAGE

                               Our goal is to deliver:

Strong, Consistent Investment Results	Innovative, Value-Added Investment Products	Outstanding Client Service

∎ Global Resources and Global Research	∎ Thoughtful Solutions ∎ Risk Management	∎ Dedicated Service Teams
∎ Team Approach ∎ Disciplined Processes		∎ Excellence and Integrity

TRUSTEES OFFICERS Cheryl K. Beebe, Chair James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Caroline L. Kraus, Secretary Michael Latham James A. McNamara Lawrence W. Stranghoener Goldman Sachs Asset Management, L.P. Dechert LLP Investment Adviser Legal Counsel Computershare Trust Company, N.A. and State Street Bank and Trust Company Computershare Inc. Custodian Transfer Agent, Registrar and Dividend Reinvestment Plan Agent PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-855-807-2742; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov. The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-855-807-2742. Fund holdings and allocations shown are as of May 31, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. This communication is not an offer to sell these securities and is not a solicitation to buy these securities in any jurisdiction where the offer or sale is not permitted. “Alerian MLP Index”, “Alerian Midstream Energy Index” and “AMZ” are trademarks of Alerian and their use is granted under a license from Alerian. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market. This report is transmitted to the Fund’s shareholders only. It is not a prospectus. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be complete investment programs. Investors should carefully review and consider the Fund’s investment objective, risks, charges and expenses before investing. © 2023 Goldman Sachs. All rights reserved. 326942-OTU-1836073 MLPCEFSAR-23

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Michael Latham is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of the Share Repurchase Program	Maximum Dollar Value of Shares that May Yet Be Purchased Under the Repurchase Program
December 1, 2022 through December 31, 2022	147,985	$12.92	224,841	$7,048,927
January 1, 2023 through January 31, 2023	125,056	$13.38	349,897	$5,375,785
February 1, 2023 through February 28, 2023	123,786	$13.74	473,683	$3,674,387
March 1, 2023 through March 31, 2023	162,815	$12.99	636,498	$1,559,801
April 1, 2023 through April 30, 2023	117,542	$13.23	754,040	$4,348
May 1, 2023 through May 31, 2023	328	$13.22	754,368	$11
Total	677,512		3,193,327

*

At a meeting held on November 10, 2022, the Board of Trustees of the Fund approved a share repurchase program effective from November 10, 2022 through November 10, 2023 (the “Repurchase Program”). Under the Repurchase Program, the Fund is authorized to repurchase in the open market, up to $10 million of its outstanding common shares, if such shares are trading at a discount to NAV per share in excess of 10%, subject to certain conditions and in accordance with procedures approved by the Fund’s Board of Trustees. The share repurchases under the Repurchase Program were completed on May 1, 2023.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

ITEM 13.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the Registrant’s Form N-CSR filed on January 30, 2023.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP and Energy Renaissance Fund

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	July 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	July 24, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs MLP and Energy Renaissance Fund

Date:	July 24, 2023